UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

October 30, 2003

Date of Report (Date of earliest event reported)

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its chapter)

Delaware	1-13300	54-1719854

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1680 Capital One Drive, McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

     (a) The Company hereby furnishes the information in Exhibit 99.1 hereto, 2003 Debt and Equity Conference Introduction Presentation, which is being presented on October 30, 2003.

     (b) Cautionary Factors.

     The attached presentation contains forward-looking statements, which involve a number of risks and uncertainties. The Company cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information as a result of various factors including, but not limited to, the following:

•	continued intense competition from numerous providers of products and services which compete with the Company’s businesses;

•	an increase in credit losses (including increases due to a worsening of general economic conditions);

•	the ability of the Company to continue to securitize its credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to capitalize and fund its operations and future growth;

•	financial, legal, regulatory, accounting or other changes that may affect investment in, or the overall performance of, a product or business, including changes in existing law and regulation affecting the credit card and consumer loan industry, in particular (including federal bank examiner guidance affecting credit card and/or subprime lending) and the financial services industry, in general (including the ability of financial services companies to obtain, use and share consumer data);

•	general economic conditions affecting consumer income and spending, which may affect consumer bankruptcies, defaults and charge-offs;

•	with respect to financial and other products, changes in the Company’s aggregate accounts or consumer loan balances and the growth rate and composition thereof, including changes resulting from factors such as shifting product mix, amount of actual marketing expenses made by the Company and attrition of accounts and loan balances;

•	the amount of, and rate of growth in, the Company’s expenses (including salaries and associate benefits and marketing expenses) as the Company’s business develops or changes or as it expands into new market areas;

•	the ability of the Company to build the operational and organizational infrastructure necessary to engage in new businesses or to expand internationally, and the level of its investments in such new businesses or regions;

•	the ability of the Company to recruit experienced personnel to assist in the management and operations of new products and services; and

•	other risk factors listed from time to time in the Company’s SEC reports, including, but not limited to, the Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.

     Note: Information in Exhibit 99.1 furnished pursuant to Item 9 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. Furthermore, the information provided in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: October 30, 2003	By:	/s/ GARY L. PERLIN

Gary L. Perlin Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

     99.1      2003 Debt and Equity Conference Introduction Presentation.